As filed with the Securities and Exchange Commission on September 9, 2026

Registration Statement No. 333-298783

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 1

to

FORM S-1/A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

LASER PHOTONICS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	3690	84-3628771
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

250 Technology Park

Lake Mary, Florida 32746

(407) 804-1000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Wayne Tupuola, CEO

250 Technology Park

Lake Mary, Florida 32746

(407) 804-1000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Ernest M. Stern, Esq.	John J. Hart, Esq.
CM Law LLP	Joseph Masiello, Esq.
1701 Pennsylvania Avenue, N.W.	Ellenoff Grossman & Schole LLP
Suite 200	1345 Avenue of the Americas, 11th Floor
Washington, D.C. 20006	New York, NY 10105
(202) 580-6500	(212) 370-1300

Approximate Date of Proposed Sale to the Public: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated Filer	☒	Smaller reporting company	☒
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided to Section 7(a)(2)(B) of the Securities Act. ☒

This Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

Laser Photonics Corporation (the “Company” or “we”) hereby amends its Registration Statement on Form S-1 as filed with the Securities and Exchange Commission (the “Commission”) on September 4, 2026 (this “Registration Statement”) to incorporate by reference the Form 8-K filed September 8, 2026, regarding the engagement of Timothy A. Peterman as Acting CFO of the Company and to add Exhibits 23.1 and 23.2 stating the consents of M&K CPAS, PLLC and Weinberg & Company, respectively, independent registered public accounting firms, to incorporating by reference in this Registration Statement their reports on the Company’s audited financial statements as of December 31, 2024, and December 31, 2025, respectively.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The SEC permits us to “incorporate by reference” into this prospectus the information contained in documents that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. Information that is incorporated by reference is considered to be part of this prospectus and you should read it with the same care that you read this prospectus. Information that we file later with the SEC will automatically update and supersede the information that is either contained, or incorporated by reference, in this prospectus, and will be considered to be a part of this prospectus from the date those documents are filed. We have filed with the SEC and incorporate by reference in this prospectus, except as superseded, supplemented or modified by this prospectus, the documents listed below (excluding those portions of any Current Report on Form 8-K that are not deemed “filed” pursuant to the General Instructions of Form 8-K):

●	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on April 20, 2026;

●	our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, filed with the SEC on June 11, 2026, and for the quarter ended June 30, 2026, filed with the SEC on August 14, 2026;

●

our Current Reports on Forms 8-K filed with the SEC on January 6, 2026, January 13, 2026, February 4, 2026, March 18, 2026, March 23, 2026, April 21, 2026, April 29, 2026, May 12, 2026, May 22, 2026, June 11, 2026, June 12, 2026, June 23, 2026, June 25, 2026, June 30, 2026, July 20, 2026, July 24, 2026, August 26, 2026 and September 8, 2026 (except for Item 7.01 of any Current Report on Form 8-K which are not deemed “filed” for purposes of Section 18 of the Exchange Act and are not incorporated by reference in this prospectus); and

●	our Schedule 14A filed June 3, 2026.

We also incorporate by reference into this prospectus additional documents that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (i) on or after the date of the initial filing of the registration statement of which this prospectus forms a part and prior to effectiveness of such registration statement and (ii) on or after the date hereof but before the completion or termination of this offering (excluding any information not deemed “filed” with the SEC).

Any statement contained in a previously filed document is deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in this prospectus or in a subsequently filed document incorporated by reference herein modifies or supersedes the statement, and any statement contained in this prospectus is deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in a subsequently filed document incorporated by reference herein modifies or supersedes the statement.

We will provide, without charge, to each person to whom a copy of this prospectus is delivered, including any beneficial owner, upon the written or oral request of such person, a copy of any or all of the documents incorporated by reference herein, including exhibits. Requests should be directed to:

Laser Photonics Corporation

250 Technology Park

Lake Mary, FL 32746

(407) 804-1000

For other ways to obtain a copy of these filings, please refer to “Where You Can Find Additional Information” above.

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3.1†	Certificate of Incorporation (incorporated by reference to exhibit 3.1 of Registrant’s Form 10-12G/A filed April 30, 2020)
3.2†	Certificate of Amendment to the Certificate of Incorporation (incorporated by reference to exhibit 3.3 of Registrant’s Form 10-12G/A filed April 30, 2020)
3.3†	Bylaws (incorporated by reference to exhibit 3.2 of Registrant’s Form 10-12G/A filed April 30, 2020)
4.1†	Form of Series B-1 Common Stock Purchase Warrant offered hereby
4.2†	Form of Series B-2 Common Stock Purchase Warrant offered hereby
4.3†	Form of Pre-Funded Warrant offered hereby
4.4†	Form of Placement Agent Warrant
4.5†	Series A-1 Common Stock Purchase Warrant Issued February 6, 2026
4.6†	Series A-2 Common Stock Purchase Warrant Issued February 6, 2026
5.1†	Opinion of CM Law LLP
10.1+†	2019 Stock Incentive Plan (incorporated by reference to exhibit 10.1 of Registrant’s Form S-1 filed November 16, 2021 Form of Placement Agent Warrant)
10.2+†	Forms of Option Agreement, Stock Option Grant Notice, and Notice of Exercise under 2019 Stock Incentive Plan (incorporated by reference to exhibit 10.2 of Registrant’s Form S-1 filed November 16, 2021)
10.3†	Exclusive License Agreement, dated January 1, 2020, between Laser Photonics Corporation and ICT Investments, LLC (incorporated by reference to exhibit 10.3 of Registrant’s Form S-1 filed November 16, 2021)
10.4†	Transfer & Registrar Agreement, dated November 19, 2021, between Laser Photonics Corporation and Direct Transfer LLC (incorporated by reference to exhibit 10.4 of Registrant’s Form S-1/A filed February 7, 2022)
10.5†	Commercial Sublease Agreement, dated December 1, 2019, between ICT Investments, LLC and Laser Photonics Corporation (incorporated by reference to Exhibit 10.2 to the Form 10-12G/A filed by the Registrant on April 30, 2020)
10.6†	Assignment of Lease Agreement between Fonon Technologies, Inc. and Laser Photonics Corporation, DBA name of Fonon Laser Technologies, LLC, effective March 4, 2019 (incorporated by reference to exhibit 10.6 of Registrant’s Form S-1/A filed August 1, 2022)
10.7†	Amendment to Lease Agreement, dated September 28, 2021, between David & Harrell, LLC and Laser Photonics Corporation, DBA name of Fonon Laser Technologies, LLC (incorporated by reference to exhibit 10.7 of Registrant’s Form S-1/A filed August 1, 2022)
10.8†	Exclusive License Agreement, dated October 18, 2023, between Laser Photonics Corporation and Fonon Technologies, Inc. (incorporated by reference to exhibit 10.8 of Registrant’s Form S-1 filed December 31, 2024)
10.9+†	Offer Letter of Employment for Carlos Sardinas dated April 8, 2024 (incorporated by reference to Exhibit 10.1 of Registrant’s Form 8-K/A filed by on May 13, 2024)
10.10†	Securities Purchase Agreement, dated August 16, 2024, between Laser Photonics Corporation and certain Purchasers who are signatories thereto (filed as an exhibit to the Registrant’s Current Report on Form 8-K on August 23, 2024).
10.11†	Registration Rights Agreement, dated August 16, 2024, between Laser Photonics Corporation and certain Purchasers who are signatories thereto (filed as an exhibit to the Registrant’s Current Report on Form 8-K dated August 23, 2024).
10.12†	Placement Agent Agreement (filed as an exhibit to the Registrant’s Current Report on Form 8-K on August 23, 2024).
10.13*	Consulting Services Agreement between Laser Photonics Corporation and FMW Media Works LLC, dated August 11, 2025.
10.14†	Securities Purchase Agreement, dated September 22, 2025, between Laser Photonics Corporation and certain Purchasers who are signatories thereto (filed as an exhibit to the Registrant’s Current Report on Form 8-K on September 26, 2025)
10.15†	Note Purchase Agreement, dated September 12, 2025, between Laser Photonics Corporation and certain Purchasers who are signatories thereto (filed as an exhibit to the Registrant’s Current Report on Form 8-K on September 18, 2025)
10.16†	Form of Securities Purchase Agreement dated February 6, 2026, between Laser Photonics Corporation and certain Purchasers who are signatories thereto (filed as an exhibit to the Registrant’s Form S-1/A on January 30, 2026)
10.17†	Form of Warrant Exchange Agreement, dated September 2, 2025, between Laser Photonics Corporation and various Holders (filed as an exhibit to the Registrant’s Current Report on Form 8-K on September 3, 2025)
10.18†	Securities Purchase Agreement, dated August 27, 2025, between Laser Photonics Corporation and Hudson Global Ventures, LLC (filed as an exhibit to the Registrant’s Current Report on Form 8-K on September 3, 2025)
10.19†	Asset Purchase Agreement, dated October 31, 2024, between Laser Photonics Corporation and Control Micro Systems, Inc. (filed as an exhibit to the Registrant’s Current Report on Form 8-K on November 6, 2024)
10.20†	Business Loan and Security Agreement, dated July 7, 2025, among Laser Photonics Corporation, Agile Lending, LLC, Agile Capital Funding, LLC and Control Micro Systems Florida, LLC (filed as an exhibit to the Registrant’s Current Report on Form 8-K on July 23, 2025)
10.21†	Asset Purchase Agreement, dated August 5, 2025, between Laser Photonics Corporation and Fonon Quantum Technologies, Inc. (filed as an exhibit to the Registrant’s Current Report on Form 8-K on August 11, 2025)
10.22†	Warrant Purchase Agreement dated August 27, 2025 (incorporated by reference to exhibit 10.1 of Registrant’s Form 8-K filed September 3, 2025)
10.23†	Form of Warrant Inducement Agreement dated March 15, 2026, between Laser Photonics Corporation and the Series A warrant holders and Series B warrant holders (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed March 18, 2026)
10.24†	Form of Warrant Inducement Agreement dated April 26, 2026, between Laser Photonics Corporation and the Series A-5 warrant holders and Series A-6 warrant holders (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed April 29, 2026)
10.25†	Transition Services Agreement dated November 16, 2022, between Laser Photonics Corporation and Fonon Technologies, Inc.
10.26†	Form of Securities Purchase Agreement
10.27†	Form of Lock-Up Agreement
23.1*	Consent of M&K CPAS, PLLC, independent registered public accounting firm
23.2*	Consent of Weinberg & Company, L.P. independent registered public accounting firm
23.3†	Consent of CM Law LLP (included in Exhibit 5.1)
24.1*	Power of Attorney (set forth on Signature Page)
107†	Filing Fee Table

#To be filed by amendment

* Provided herewith.

+ Indicates a management contract or compensatory plan.

† Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Lake Mary, Florida, on September 9, 2026.

LASER PHOTONICS CORPORATION

By:	/s/ Ann Tewari
Ann Tewari
Interim President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ann Tewari as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to sign any registration statement for the same offering covered by this registration statement that is to be effective on filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and all post-effective amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

/s/ Ann Tewari	Interim President (Principal Executive	September 9, 2026
Ann Tewari	Officer)

/s/ TimothyA Peterman	Acting Chief Financial Officer	September 9, 2026
Timothy A. Peterman	(Principal Financial and Accounting Officer)

/s/ Tim Miller	Director	September 9, 2026
Tim Miller

/s/ Troy Parkos	Director	September 9, 2026
Troy Parkos

/s/ Qing Lu	Director	September 9, 2026
Qing Lu